MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                #11677 -- 8/97



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Printed on post-consumer recycled paper



Merrill Lynch High Income Municipal Bond Fund, Inc.

DEAR SHAREHOLDER

For the year ended August 31, 1997, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.648 per share income dividends, representing a net annualized yield of 5.73%, based on a month-end per share net asset value of $11.34. Over the same period, the Fund's total investment return was +10.20%, based on a change in per share net asset value from $10.94 to $11.34, and assuming reinvestment of $0.654 per share income dividends and $0.037 per share capital gains distributions.

For the three-month period ended August 31, 1997, the Fund's total investment return was +3.00%, based on a change in per share net asset value from $11.17 to $11.34, and assuming reinvestment of $0.163 per share income dividends.

The Municipal Market Environment
During the three months ended August 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 60 basis points (0.60%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 40 basis points to 5.49%, their lowest level since early 1994.

However, during August the fixed-income markets retraced a part of their earlier gains. Investors and traders developed new fears that domestic economic growth would reaccelerate during the remainder of the calendar year and cause the Federal Reserve Board to raise interest rates prior to 1998. During August, long-term US Treasury bond yields increased by approximately 30 basis points to end the period at 6.61%. Long-term, tax-exempt revenue bond yields rose by approximately 20 basis points to end the August 31, 1997 period at 5.60%. Over the last three months, the overall positive combination of moderate economic growth and minimal inflation fostered a decline in long-term US Treasury bond yields of approximately 30 basis points, while long-term municipal bond yields fell approximately 25 basis points.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended August 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended August 31, 1997, new long-term, tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the August 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the lower interest rate levels. Should interest rates stabilize, we expect investor demand to increase once again. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued attraction of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking ahead, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance is largely borrowed from financings that originally were scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and meaningful deterioration, we are likely to view any increase in municipal bond yields as an opportunity to purchase more attractively priced tax-exempt securities.

Portfolio Strategy
Merrill Lynch High Income Municipal Bond Fund, Inc. exhibited little of the volatility that characterized the tax-exempt market during the year ended August 31, 1997. To a large degree, this muted volatility can be explained by the portfolio's structure and composition. Many of the Fund's holdings consist of securities purchased years ago in a higher interest rate environment. These bonds are valued at substantial premiums, possess limited call protection and respond minimally to interest rate fluctuations. In addition, a continuation of the dramatic narrowing of credit spreads contributed to the Fund's ability to weather a sometimes unsettled market. Strong institutional demand for high-yield, tax-exempt bonds consistently overwhelmed the small amount of supply that trickled into the marketplace, further strengthening an already firm technical environment. As a result, valuations in the municipal high-yield market tracked those of the taxable corporate market and are at the highest levels seen in several years.

For some time now, our strategy was to actively manage the Fund's call exposure in an effort to lock in premiums when available, ensure stability of the dividend stream, and redeploy assets toward new commitments with better performance characteristics. Toward that end, we purchased almost $34 million in high-yield, tax-exempt securities in the last year bearing an average weighted yield of 7.36%. Since the Fund's assets grew only modestly, we must rely on proceeds from the sale of existing holdings in order to finance the purchase of new acquisitions. We raised approximately $24 million through the sale of $21.3 million in par value of bonds possessing poor protection from early redemption. An additional $10.5 million came from the sale of bonds that exhibited signs of having maximized their upside potential. While this portfolio restructuring will be an ongoing process, the progress that we have made thus far is significant and should enhance stability of the shareholder's return in the years ahead.

With regard to the unprecedented narrowing of credit spreads, it is possible that the risk of a correction toward historical norms is real and credible. However, such an event appears unlikely to us in the absence of a significant economic decline, which we do not anticipate at this time given the overall balanced nature of the current economic environment. Nonetheless, we continue to carefully monitor the portfolio's holdings for signs of emerging credit weakness and excessive valuations as part of our fundamental strategy designed to seek out value and capitalize on opportunities as they present themselves in the marketplace.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

/S/JOHN M. LOFFREDO
John M. Loffredo
Vice President and Portfolio Manager

September 30, 1997


We are pleased to announce that effective August 27, 1997, John M. Loffredo became Vice President and Portfolio Manager of Merrill Lynch High Income Municipal Bond Fund, Inc. Mr. Loffredo has been a First Vice President of the Investment Adviser since 1997, and Vice President of the Investment Adviser since 1991.




Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

Alabama -- 1.3%         B+            NR*         $1,000     Brewton, Alabama, IDB, PCR, Refunding (Container
                                                             Corporation American Project), 8% due 4/01/2009        $1,083
                        BBB-          Baa3         1,500     Mobile, Alabama, IDB, Solid Waste Disposal Revenue
                                                             Refunding Bonds (Mobile Energy Services Company
                                                             Project), 6.95% due 1/01/2020                           1,631

Arizona -- 2.8%         B             B2           3,000     Coconino County, Arizona, Pollution Control
                                                             Corporation, Revenue Refunding Bonds (Tuscon
                                                             Electric Power - Navajo), AMT, Series A, 7.125%
                                                             due 10/01/2032                                          3,123
                        NR*           NR*          1,500     Navajo County, Arizona, IDA, IDR (Stone Container
                                                             Corporation Project), AMT, 7.20% due 6/01/2027          1,598
                        NR*           NR*          1,235     Pima County, Arizona, IDA, Revenue Bonds (La
                                                             Hacienda Project), 9.50% due 12/01/2016                 1,272

California -- 1.3%      AAA           Aaa         10,000     Foothill/Eastern Transportation Corridor Agency,
                                                             California, Toll Road Revenue Bonds (Senior Lien),
                                                             Series A, 6.50%** due 1/01/2028 (h)                     1,786
                        NR*           NR*          1,500     Long Beach, California, Redevelopment Agency, M/F
                                                             Housing Revenue Bonds (Pacific Court Apartments),
                                                             AMT, Issue B, 6.80% due 9/01/2013 (f)                     975

Colorado -- 7.4%        NR*           NR*          1,700     Colorado Postsecondary Educational Facilities
                                                             Authority Revenue Bonds (Colorado Ocean Journey
                                                             Incorporated Project), 8.30% due 12/01/2017             1,769
                                                             Denver, Colorado, City and County Airport Revenue
                                                             Bonds:
                        BBB           Baa1           900     AMT, Series A, 8% due 11/15/2025                        1,005
                        BBB           Baa1         2,000     AMT, Series D, 7.75% due 11/15/2013                     2,471
                        AAA           Baa1         1,500     Series A, 7.25% due 11/15/2002 (d)                      1,718
                        AAA           NR*            500     Series A, 7.25% due 11/15/2002 (d)                        573
                        NR*           NR*          3,000     Denver, Colorado, Urban Renewal Authority, Tax
                                                             Increment Revenue Bonds (Downtown Denver), AMT,
                                                             Series A, 7.75% due 9/01/2017                           3,080
                        NR*           NR*          2,000     Mountain Village Metropolitan District, Colorado,
                                                             Refunding Bonds (San Miguel County), UT, 8.10% due
                                                             12/01/2011                                              2,254
                                                             Public Highway Authority, Colorado, Revenue
                                                             Refunding Bonds (E-470), Senior Series B (b):
                        AAA           Aaa          5,000     5.47%** due 9/01/2019                                   1,474
                        AAA           Aaa          5,000     5.50%** due 9/01/2020                                   1,378

Connecticut -- 1.7%     NR*           NR*          1,500     Connecticut State Health and Educational Facilities
                                                             Authority Revenue Bonds (Edgehill Issue), Series A,
                                                             6.875% due 7/01/2027                                    1,525
                        NR*           B1           1,875     New Haven, Connecticut, Facilities Revenue Bonds
                                                             (Hill Health Corporation Project), 9.25% due
                                                             5/01/2017                                               2,083

Florida -- 1.8%         NR*           NR*          1,000     Arbor Greene, Florida, Community Development
                                                             District, Special Assessment Revenue Bonds, 7.60%
                                                             due 5/01/2018                                           1,032
                        AA-           VMIG1+         800     Dade County, Florida, IDA, Exempt Facilities Revenue
                                                             Refunding Bonds (Florida Power and Light Company),
                                                             VRDN, 3.75% due 6/01/2021 (a)                             800
                        NR*           NR*          1,000     Grand Haven Community Development District, Florida,
                                                             Special Assessment, Series B, 6.90% due 5/01/2019         988
                        BB+           NR*            960     Jacksonville, Florida, Port Authority, IDR, Refunding
                                                             (United States Gypsum Company Project), 7.25% due
                                                             10/01/2014                                              1,040

Georgia -- 5.2%         NR*           Aaa          2,465     Atlanta, Georgia, Urban Residential Finance
                                                             Authority, College Facilities Revenue Bonds (Morris
                                                             Brown College Project), 9.50% due 12/01/2001 (d)        3,000
                        NR*           NR*          1,975     Atlanta, Georgia, Urban Residential Finance
                                                             Authority, M/F Housing Mortgage Revenue Bonds
                                                             (Northside Plaza Apartments Project), 9.75% due
                                                             11/01/2020                                              2,143
                        NR*           NR*          2,000     Hancock County, Georgia, COP, 8.50% due 4/01/2015       2,207
                        NR*           NR*          1,485     Rockdale County, Georgia, Development Authority,
                                                             Solid Waste Disposal Revenue Bonds (Visy Paper Inc.
                                                             Project), AMT, 7.40% due 1/01/2016                      1,587
                        NR*           NR*          2,000     Savannah, Georgia, EDA, IDR (Stone Container
                                                             Corporation Project), AMT, 7.40% due 4/01/2026          2,152

Hawaii -- 0.9%          AA+           NR*          1,750     Hawaii State Department of Budget and Finance,
                                                             Special Purpose Mortgage Revenue Bonds (Citizens
                                                             Utility Company), RIB, AMT, Series 91-B, 9.132% due
                                                             11/01/2021 (g)                                          1,984

Illinois -- 6.2%        BBB -         Baa2         4,000     Chicago, Illinois, O'Hare International Airport,
                                                             Special Facilities Revenue Refunding Bonds (American
                                                             Airlines Inc. Project), 8.20% due 12/01/2024            4,784
                        NR*           NR*          3,195     Illinois Development Finance Authority, Acquisition
                                                             Program Revenue Bonds (Prime Health Care Centers
                                                             Facilities), 7.75% due 12/01/2016                       3,406
                        NR*           NR*          2,000     Illinois Educational Facilities Authority Revenue
                                                             Bonds (Chicago Osteopathic Health System), 7.25% due
                                                             11/15/2019 (d)                                          2,419
                        NR*           Baa1         1,250     Illinois Health Facilities Authority Revenue Bonds
                                                             (Holy Cross Hospital Project), 6.75% due 3/01/2024      1,319
                        BBB           NR*          1,000     Lansing, Illinois, Tax Increment Revenue Refunding
                                                             Bonds (Sales Tax - Landings Redevelopment), 7% due
                                                             12/01/2008                                              1,108

Indiana -- 1.8%         A             NR*          1,500     Indiana Bond Bank, Special Hospital Program
                                                             (Hendricks Community Hospital), Series A, 7.125%
                                                             due 4/01/2013                                           1,647
                        NR*           NR*          2,000     Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                                             (Jefferson Smurfit Corporation Project), AMT, 7.50%
                                                             due 6/01/2026                                           2,145

Iowa -- 0.9%            NR*           NR*          1,500     Iowa Finance Authority, Health Care Facilities
                                                             Revenue Refunding Bonds (Care Initiatives Project),
                                                             9.25% due 7/01/2025                                     1,959

Kentucky -- 2.2%        AAA           Aaa          4,000     Louisville, Kentucky, Hospital Revenue Bonds,
                                                             INFLOS, 9.288% due 10/01/2014 (b)(g)                    4,605

Louisiana -- 4.0%       NR*           A3           3,500     Lake Charles, Louisiana, Harbor and Terminal
                                                             District, Port Facilities Revenue Refunding Bonds
                                                             (Trunkline LNG Company Project), 7.75% due 8/15/2022    3,998
                        NR*           A3           1,000     Louisiana Public Facilities Authority, Hospital
                                                             Revenue Bonds (Woman's Hospital Foundation Project),
                                                             7.25% due 10/01/2002 (d)                                1,138
                        BB            NR*          3,000     Port New Orleans, Louisiana, IDR, Refunding
                                                             (Continental Grain Company Project), 7.50% due
                                                             7/01/2013                                               3,277

Maryland -- 1.0%        NR*           NR*          2,000     Maryland State Energy Financing Administration,
                                                             Limited Obligation Revenue Bonds (Cogeneration -
                                                             AES Warrior Run), AMT, 7.40% due 9/01/2019              2,151

Massachusetts -- 7.4%   NR*           NR*          1,145     Boston, Massachusetts, Industrial Development
                                                             Financing Authority, Solid Waste Disposal Facility
                                                             Revenue Bonds (Jet-A-Way Project), AMT, 10.50% due
                                                             1/01/2011                                               1,293
                        NR*           Ba2            530     Lawrence, Massachusetts, GO, 9.875% due 12/15/1998        562
                                                             Massachusetts State Health and Educational Facilities
                                                             Authority Revenue Bonds:
                        NR*           B            1,810     (New England Memorial Hospital Project), Series C,
                                                             7% due 4/01/2014                                        1,700
                        NR*           NR*            305     (North Adams Regional Hospital), Issue B, 8% due
                                                             7/01/1998                                                 312
                        NR*           B2           3,000     Refunding (New England Memorial Hospital), Series B,
                                                             6.125% due 7/01/2013                                    2,590
                                                             Massachusetts State Industrial Finance Agency Revenue
                                                             Bonds:
                        NR*           B1           1,675     (Bay Cove Human Services Incorporated), 8.375% due
                                                             4/01/2019                                               1,861
                        BBB           Ba1          1,600     (Vinfen Corporation), 7.10% due 11/15/2018              1,734
                        NR*           NR*          5,000     Massachusetts State Port Authority, Special Project
                                                             Revenue Bonds (Harborside Hyatt), AMT, 10% due
                                                             3/01/2026                                               5,582

Missouri -- 4.6%        BBB-          NR*          2,830     Joplin, Missouri, IDA, Hospital Facilities Revenue
                                                             Refunding and Improvement Bonds (Tri-State
                                                             Osteopathic), 8.25% due 12/15/2014                      3,122
                        BB            NR*          3,690     Missouri State Health and Educational Facilities
                                                             Authority Revenue Bonds (Southwest Baptist University
                                                             Project), 9.50% due 10/01/2011                          4,347
                        AAA           Aaa          2,000     Phelps County, Missouri, Hospital Revenue Bonds
                                                             (Phelps County Regional Medical Center), 8.30% due
                                                             3/01/2000 (d)                                           2,227

New Jersey -- 12.3%                                          Camden County, New Jersey, Improvement Authority,
                                                             Lease Revenue Bonds (Holt Hauling & Warehousing),
                                                             Series A:
                        NR*           NR*          4,600     9.625% due 1/01/2011                                    5,298
                        NR*           NR*          2,000     9.875% due 1/01/2021                                    2,334
                        BB            B2           4,000     Camden County, New Jersey, Pollution Control
                                                             Financing Authority, Solid Waste Resource Recovery
                                                             Revenue Bonds, Series D, 7.25% due 12/01/2010           4,093
                        NR*           NR*          1,500     New Jersey, EDA, IDR, Refunding (Newark Airport
                                                             Marriott Hotel), 7% due 10/01/2014                      1,596
                        NR*           Aaa          8,070     New Jersey, EDA, Revenue Bonds (Saint Barnabas
                                                             Project), 5.625%** due 7/01/2024 (b)                    1,839
                                                             New Jersey Health Care Facilities Financing Authority
                                                             Revenue Bonds (d):
                        NR*           NR*          4,725     (Riverwood Center Issue), Series A, 9.90% due
                                                             7/01/2001                                               5,686
                        AAA           Aaa          4,700     (Saint Elizabeth Hospital), Series B, 8.25% due
                                                             7/01/2000                                               5,236

New Mexico -- 0.5%      B             B2           1,000     Farmington, New Mexico, PCR (Tucson Electric Power
                                                             Company - San Juan), Series A, 6.95% due 10/01/2020     1,046

New York -- 5.1%        BBB+          Baa1           310     New York City, New York, GO, UT, Series C, Sub-Series
                                                             C-1, 7.50% due 8/01/2021                                  348
                        BB+           Baa3         2,750     New York City, New York, IDA, Special Facilities
                                                             Revenue Bonds (United Airlines Inc. Project), AMT,
                                                             5.65% due 10/01/2032                                    2,686
                                                             Port Authority of New York and New Jersey, Special
                                                             Obligation Revenue Bonds (Special Project - KIAC),
                                                             AMT, Series 4:
                        NR*           NR*          1,000     3rd Installment, 7% due 10/01/2007                      1,114
                        NR*           NR*          2,750     5th Installment, 6.75% due 10/01/2019                   2,961
                                                             Utica, New York, Public Improvement, UT:
                        CCC           B              635     8.50% due 8/15/2007                                       706
                        CCC           B              635     8.50% due 8/15/2008                                       708
                        CCC           B              500     8.50% due 8/15/2009                                       557
                        CCC           B              500     8.50% due 8/15/2010                                       557
                        CCC           B              500     8.50% due 8/15/2011                                       557
                        CCC           B              500     8.50% due 8/15/2012                                       557

Ohio -- 0.9%            AAA           Aaa          1,700     Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT,
                                                             Series A-2, 9.72% due 3/24/2031 (c)(g)                  1,895

Oregon -- 1.5%          NR*           NR*          1,000     Western Generation Agency, Oregon, Cogeneration
                                                             Project Revenue Bonds (Wauna Cogeneration Project),
                                                             AMT, Series B, 7.40% due 1/01/2016                      1,069
                        B+            NR*          1,955     Yamhill County, Oregon, PCR, Refunding (Smurfit
                                                             Newsprint Corporation Project), 8% due 12/01/2003       2,126

Pennsylvania -- 10.4%   NR*           NR*          2,000     Lehigh County, Pennsylvania, General Purpose
                                                             Authority Revenue Bonds (Wiley House Kids Peace),
                                                             8.75% due 11/01/2014                                    2,092
                        BBB-          NR*          5,000     McKean County, Pennsylvania, Hospital Authority
                                                             Revenue Bonds (Bradford Hospital Project), 8.875%
                                                             due 10/01/2020                                          5,685
                                                             Montgomery County, Pennsylvania, IDA, Revenue Bonds:
                        NR*           Ba3          3,400     (Pennsburg Nursing and Rehabilitation Center),
                                                             7.625% due 7/01/2018                                    3,832
                        NR*           NR*          1,500     Refunding (1st Mortgage - Meadowood Corporation
                                                             Project), Series A, 10.25% due 12/01/2020               1,663
                        NR*           NR*          5,000     Pennsylvania Economic Development Financing
                                                             Authority, Recycling Revenue Bonds (Ponderosa Fibres
                                                             Project), AMT, Series A, 9.25% due 1/01/2022            3,262
                        NR*           NR*          5,000     Philadelphia, Pennsylvania, Authority for IDR,
                                                             Refunding (Commercial Development - Philadelphia
                                                             Airport), AMT, 7.75% due 12/01/2017                     5,511

Rhode Island -- 0.8%    AAA           NR*          1,500     Rhode Island State Health and Educational Building
                                                             Corporation, Hospital Financing Revenue Bonds (South
                                                             County Hospital), 7.25% due 11/01/2001 (d)              1,671

Tennessee -- 1.2%       BBB           Baa2         2,500     Memphis - Shelby County, Tennessee, Airport
                                                             Authority, Special Facilities and Projects Revenue
                                                             Refunding Bonds (Federal Express Corporation), 5.35%
                                                             due 9/01/2012                                           2,528

Texas -- 8.6%           BBB-          Baa2         3,000     Dallas - Fort Worth, Texas, International Airport
                                                             Facilities Improvement Corporation Revenue Bonds
                                                             (American Airlines, Inc.), AMT, 7.25% due 11/01/2030    3,297
                        BB            Ba2          3,000     Houston, Texas, Airport System Revenue Bonds,
                                                             Special Facilities (Continental Airline Airport
                                                             Improvement), AMT, Series C, 6.125% due 7/15/2027       3,043
                        BB            Ba1          4,650     Jefferson County, Texas, Health Facilities
                                                             Development Corporation, Hospital Revenue Bonds
                                                             (Baptist Healthcare System Project), 8.875% due
                                                             6/01/2021                                               4,897
                        BB            Ba           3,270     Odessa, Texas, Junior College District, Revenue
                                                             Refunding Bonds, Series A, 8.125% due 12/01/2018        3,624
                        NR*           VMIG1+       2,200     Port Arthur, Texas, Navigational District, PCR,
                                                             Refunding (Texaco Incorporated Project), VRDN,
                                                             3.80% due 10/01/2024 (a)                                2,200
                        NR*           NR*          1,845     Swisher County, Texas, Jail Facilities Financing
                                                             Corporation Revenue Bonds (Criminal Detention
                                                             Center), 9.75% due 8/01/2009 (f)                           --
                        BBB           Baa2         1,000     West Side Calhoun County, Texas, Navigation
                                                             District, Solid Waste Disposal Revenue Bonds (Union
                                                             Carbide Chemicals and Plastics), AMT, 8.20% due
                                                             3/15/2021                                               1,114

Utah -- 2.9%            AAA           Aaa          3,000     Salt Lake City, Utah, Hospital Revenue Refunding
                                                             Bonds (IHC Hospitals, Incorporated), INFLOS, 9.616%
                                                             due 5/15/2020 (e)(g)                                    3,514
                        NR*           NR*          2,600     Tooele County, Utah, PCR, Refunding (Laidlaw
                                                             Environmental), AMT, Series A, 7.55% due 7/01/2027      2,675

Vermont -- 0.8%         NR*           NR*          1,500     Vermont Educational and Health Buildings Financing
                                                             Agency Revenue Bonds (College of Saint Joseph's
                                                             Project), 8.50% due 11/01/2024                          1,692

Virginia -- 1.8%        A+            A2           1,500     Henry County, Virginia, IDA, Hospital Revenue
                                                             Refunding Bonds (Martinsville and Henry Memorial
                                                             Hospital), 6% due 1/01/2027                             1,539
                        NR*           NR*          2,000     Pittsylvania County, Virginia, IDA, Multi-Trade
                                                             Revenue Bonds, AMT, Series A, 7.50% due 1/01/2014       2,176

Total Investments (Cost -- $189,991) -- 97.3%                                                                      206,001

Other Assets Less Liabilities -- 2.7%                                                                                5,619
                                                                                                                  --------
Net Assets -- 100.0%                                                                                              $211,620
                                                                                                                  ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(b) MBIA Insured.
(c) GNMA Collateralized.
(d) Prerefunded.
(e) AMBAC Insured.
(f) Non-income producing security.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(h) FSA Insured.
 *  Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

        See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $189,990,692) (Note 1a)                           $206,000,786
                      Cash                                                                                              51,512
                      Receivables:
                      Interest                                                                   $3,832,233
                      Securities sold                                                             1,876,749
                      Capital shares sold                                                           544,416          6,253,398
                                                                                                -----------
                      Prepaid registration fees and other assets (Note 1e)                                              43,400
                                                                                                                 -------------
                      Total assets                                                                                 212,349,096
                                                                                                                 -------------
Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                           360,144
                      Investment adviser (Note 2)                                                   178,298
                      Administrator (Note 2)                                                         46,920            585,362
                                                                                                -----------
                      Accrued expenses and other liabilities                                                           143,599
                                                                                                                 -------------
                      Total liabilities                                                                                728,961
                                                                                                                 -------------

Net Assets:           Net assets                                                                                  $211,620,135
                                                                                                                 =============

Net Assets            Common stock, $.10 par value, 200,000,000 shares authorized                                   $1,865,498
Consist of:           Paid-in capital in excess of par                                                             191,672,043
                      Undistributed realized capital gains on investments -- net                                     2,072,500
                      Unrealized appreciation on investments -- net                                                 16,010,094
                                                                                                                 -------------
                      Net assets -- Equivalent to $11.34 per share based on 18,654,978 shares of
                      capital outstanding                                                                         $211,620,135
                                                                                                                 =============

                      See Notes to Financial Statements.





Statement of Operations

Investment Income      Interest and amortization of premium and discount earned                     $14,933,718
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                              1,950,602
                       Administrative fees (Note 2)                                                     513,316
                       Transfer agent fees (Note 2)                                                     119,690
                       Advertising                                                                       66,715
                       Printing and shareholder reports                                                  60,505
                       Accounting services (Note 2)                                                      52,907
                       Professional fees                                                                 51,421
                       Registration fees (Note 1e)                                                       48,359
                       Listing fees                                                                      35,882
                       Directors' fees and expenses                                                      24,683
                       Custodian fees                                                                    18,746
                       Pricing services                                                                  14,215
                       Other                                                                              6,476
                                                                                                   ------------
                       Total expenses                                                                 2,963,517
                                                                                                   ------------
                       Investment income -- net                                                      11,970,201
                                                                                                   ------------

Realized &             Realized gain on investments -- net                                            4,093,259
Unrealized             Change in unrealized appreciation on investments -- net                        4,045,233
Gain on                                                                                            ------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                         $20,108,693
(Notes 1b, 1d & 3):                                                                                ============

                       See Notes to Financial Statements.






Statement of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                        August 31, 1997
Increase (Decrease) in Net Assets                                                                  1997                 1996
Operations:            Investment income -- net                                                $11,970,201          $11,898,053
                       Realized gain on investments -- net                                       4,093,259            1,967,290
                       Change in unrealized appreciation on investments -- net                   4,045,233           (2,408,692)
                                                                                             -------------        -------------
                       Net increase in net assets resulting from operations                     20,108,693           11,456,651
                                                                                             -------------        -------------

Dividends &            Investment income -- net                                                (11,970,201)         (11,898,053)
Distributions to       Realized gain on investments -- net                                        (680,014)                  --
Shareholders                                                                                 -------------        -------------
(Note 1f):             Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                         (12,650,215)         (11,898,053)
                                                                                             -------------        -------------
Capital Share          Net increase in net assets derived from capital share transactions        4,609,228            1,418,958
Transactions                                                                                 -------------        -------------
(Note 4):

Net Assets:            Total increase in net assets                                             12,067,706              977,556
                       Beginning of year                                                       199,552,429          198,574,873
                                                                                             -------------        -------------
                       End of year                                                            $211,620,135         $199,552,429
                                                                                             =============        =============

                       See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                       For the Year Ended August 31,
                                                                            1997       1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of  year                  $10.94     $10.97     $10.92     $11.44     $10.74
Operating                                                              ---------  ---------  ---------  ---------  ---------
Performance:         Investment income -- net                                .65        .66        .65        .65        .68
                     Realized and unrealized gain (loss) on
                     investments -- net                                      .44       (.03)       .23       (.45)       .75
                                                                       ---------  ---------  ---------  ---------  ---------
                     Total from investment operations                       1.09        .63        .88        .20       1.43
                                                                       ---------  ---------  ---------  ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                               (.65)      (.66)      (.65)      (.65)      (.68)
                     Realized gain on investments -- net                    (.04)        --       (.15)      (.07)      (.05)
                     In excess of realized gain on investments -- net         --         --       (.03)        --         --
                                                                       ---------  ---------  ---------  ---------  ---------
                     Total dividends and distributions                      (.69)      (.66)      (.83)      (.72)      (.73)
                                                                       ---------  ---------  ---------  ---------  ---------
                     Net asset value, end of year                         $11.34     $10.94     $10.97     $10.92     $11.44
                                                                       =========  =========  =========  =========  =========

Total Investment     Based on net asset value per share                    10.20%      5.81%      8.68%      1.75%     13.83%
Return:*                                                               =========  =========  =========  =========  =========

Ratios to Average    Expenses, net of reimbursement                         1.44%      1.50%      1.52%      1.48%      1.37%
Net Assets:                                                            =========  =========  =========  =========  =========
                     Expenses                                               1.44%      1.50%      1.52%      1.48%      1.47%
                                                                       =========  =========  =========  =========  =========
                     Investment income -- net                               5.83%      5.90%      6.11%      5.81%      6.17%
                                                                       =========  =========  =========  =========  =========
Supplemental         Net assets, end of  year (in thousands)            $211,620   $199,552   $198,575   $212,958   $216,922
Data:                                                                  =========  =========  =========  =========  =========
                     Portfolio turnover                                    43.07%     28.54%     21.28%     28.51%     28.74%
                                                                       =========  =========  =========  =========  =========

* Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

  See Notes to Financial Statements.




Merrill Lynch High Income Municipal Bond Fund, Inc.      August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $44,647 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $86,555,822 and $85,811,091, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                Realized         Unrealized
                                 Gains             Gains

Long-term investments          $4,093,259       $16,010,094
                              -----------       -----------
Total                          $4,093,259       $16,010,094
                              ===========       ===========

As of August 31, 1997, net unrealized appreciation for Federal income
tax purposes aggregated   $15,989,952, of which $18,452,554 related to
appreciated securities and $2,462,602 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $190,010,834.

4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                 Dollar
August 31, 1997                    Shares          Amount

Shares sold                     2,126,310       $23,757,046
Shares issued to share-
holders in reinvestment of
dividends and distributions       447,856         4,995,614
                              -----------       -----------
Total issued                    2,574,166        28,752,660
Shares tendered                (2,153,158)      (24,143,432)
                              -----------       -----------
Net increase                      421,008        $4,609,228
                              ===========       ===========

For the Year Ended                                 Dollar
August 31, 1996                    Shares          Amount

Shares sold                     1,986,078       $21,952,170
Shares issued to share-
holders in reinvestment
of dividends                      435,140         4,809,103
                              -----------       -----------
Total issued                    2,421,218        26,761,273
Shares tendered                (2,283,709)      (25,342,315)
                              -----------       -----------
Net increase                      137,509        $1,418,958
                              ===========       ===========



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

Record         Payable      Short-Term      Long-Term
 Date           Date      Capital Gains   Capital Gains

12/18/96      12/31/96      $.005275       $.032177

Please retain this information for your records.



OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863